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                                                                      EXHIBIT 10

Consent of Independent Auditors

We consent to the references to our firm under the captions "Schedule of Accumulation Unit Values and Accumulation Units Outstanding," "Experts," and "General Information" and to the use of our reports on the financial statements of SAFECO Resource Variable Account B, dated January 31, 1997, and on the consolidated financial statements of SAFECO Life Insurance Company and Subsidiaries, dated February 14, 1997, in Post-Effective Amendment No. 5 to the Registration Statement (Form N-4, No. 33-69600) and related Prospectus of SAFECO Resource Variable Account B dated May 1, 1997.


                                                          /s/ Ernst & Young LLP

Seattle, Washington
April 27, 1997